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                FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                -------------------------------------------------


         This First Amendment to Agreement of Purchase and Sale ("First Amendment") is made this 12th day of September, 2002 by and between Connecticut General Life Insurance Company ("Seller") and Cedar Income Fund Partnership, L.P. ("Buyer").

         WHEREAS, pursuant to that certain Agreement of Purchase and Sale between Seller and Buyer effective August 14, 2002 ("Agreement"), Seller agreed to sell and Buyer agreed to purchase certain property situated in Camp Hill, Pennsylvania, in accordance with, and as more particularly described in, the Agreement.

         WHEREAS, Seller and Buyer desire to amend the Agreement as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Seller and Buyer, intending to be legally bound, hereby agree to modify the Agreement as follows:

         1. Any capitalized term used herein shall have the meaning ascribed to it in the Agreement, unless expressly set forth to the contrary herein.

         2.  The Closing Date shall be October 31, 2002.

         3. Buyer waives its right to terminate the Agreement under Section 6.3 (Feasibility Period).

         4. This First Amendment shall be binding upon the parties hereto and their respective heirs, executors, successors, administrators and permitted assigns.

         5. This First Amendment may be executed in counterparts, which together, shall constitute one single agreement of the parties, and may be delivered by facsimile transmission of an executed counterpart hereof.

         6. In the event of any conflict between the terms of the Agreement and the terms of this First Amendment, the terms of this First Amendment shall control.

         7. Except as otherwise specifically modified by this First Amendment, all of the other terms and conditions of the Agreement shall remain unmodified and in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

WITNESS:                             SELLER:

                                     CONNECTICUT GENERAL LIFE INSURANCE
                                     COMPANY, a Connecticut corporation
                                     By:  CIGNA Investments, Inc., a Delaware
                                          corporation, its authorized signatory



_______________________                   By:________________________________
                                             Name:
                                             Title:



WITNESS:                             PURCHASER:


                                     CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                     a Delaware limited partnership
                                     By:  Cedar Income Fund, Ltd., a Maryland
                                          corporation, general partner



_______________________                   By:________________________________
                                             Name:
                                             Title: